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===========================================================================

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                           FORM 8-K/AMENDMENT No. 1
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 15, 1998

                        American Express Master Trust
(Issuer in respect of the  6.60% Class A Accounts Receivable Trust
Certificates, Series 1992-2,
the 5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1,
the 7.15%   Class A Accounts Receivable Trust Certificates, Series 1994-1,
the 7.60%   Class A Accounts Receivable Trust Certificates, Series 1994-2,
the 7.85%   Class A Accounts Receivable Trust Certificates, Series 1994-3,
the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and the 5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)

             American Express Receivables Financing Corporation
                 Co-Originator of the Trust and a Transferor
                 -------------------------------------------
           (Exact name of registrant as specified in its charter)

                                  33-47812
                                  33-49106
                                  33-67502
                                  33-81634
                                 333-51045
           Delaware              000-21424                     13-3632012
           --------              ---------                     ----------
(State or other jurisdiction     (Commission               (IRS Employer
    of incorporation)            File Numbers)            Identification No.)

200 Vesey Street, New York, New York                                10285
------------------------------------                                -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code           (212) 640-3975
                                                             --------------

                       American Express Centurion Bank
                 Co-Originator of the Trust and a Transferor
                 -------------------------------------------
           (Exact name of registrant as specified in its charter)

           Utah                  000-21424-01                11-2869526
           ----                  ------------                ----------
(State or other jurisdiction     (Commission                 (IRS Employer
   of incorporation)             File Numbers)            Identification No.)

6985 Union Park Center, Midvale, Utah                               84047
-------------------------------------                               -----
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code         (801) 565-5000
                                                           --------------

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     THIS FORM 8-K/AMENDMENT IS BEING FILED TO INCLUDE TWO PAGES INADVERTENLY
EXCLUDED FROM THE 8-K FILED ON OCTOBER 15, 1998.

Item 5.  Other Events

      Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated October 9, 1998 for the Distribution Date occurring on October 15, 1998 and the preceding Due Period from August 28 through September 27, 1998 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on October
15, 1998, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on October 15, 1998, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits
20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                            Description
-----------                            -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on October 15, 1998.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on
                  October 15, 1998.

Exhibit 99.1 Monthly Servicer's Certificate dated October 9, 1998 for the Distribution Date occurring on October 15, 1998 and the preceding Due Period from August 28 through September 27, 1998 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

                                  SIGNATURE
                                  ---------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  October 15, 1998


                                      AMERICAN EXPRESS MASTER TRUST


                                      AMERICAN EXPRESS RECEIVABLES
                                      FINANCING CORPORATION,
                                      Transferor


                                      By:      /s/ Leslie R. Scharfstein
                                               ________________________
                                      Name:    Leslie R. Scharfstein
                                      Title:   Vice President


                                      AMERICAN EXPRESS CENTURION
                                      BANK,
                                      Transferor


                                      By:      /s/ David E. Poulsen
                                               ________________________
                                      Name:    David E. Poulsen
                                      Title:   President and Chief Credit
                                               Officer
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                                EXHIBIT INDEX
                                -------------


Designation                           Description                          Page
-----------                           -----------                          ----

Exhibit 20.1   Payment Date Statements relating to interest                  5
               distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on October 15, 1998.

Exhibit 20.2   Payment Date Statements relating to interest                 12
               distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1,
               1996-2 and 1998-1 occurring on October 15, 1998.

Exhibit 99.1   Monthly Servicer's Certificate dated October 9, 1998         27
               for the Distribution Date occurring on October 15, 1998 and the preceding Due Period from August 28 through September 27, 1998 provided to The Bank of New York, as Trustee under the Agreement for the American Express
               Master Trust.